SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Encore Medical Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2006
To our Stockholders:
     The annual meeting of stockholders of Encore Medical Corporation will be held at Renaissance New York Hotel — Times Square, New York, New York, on Thursday, May 18, 2006, beginning at 10:00 a.m. local time. At the meeting, stockholders will act on the following matters:
     (1) Election of two directors, each for a term of three years;
     (2) Approval of the Encore Medical Corporation 2006 Incentive Stock Plan; and
     (3) Any other matters that properly come before the meeting.
Stockholders of record at the close of business on March 31, 2006 are entitled to vote at the meeting or any postponement or adjournment.

By order of the Board of Directors,

Harry L. Zimmerman
Corporate Secretary
April 3, 2006
Austin, Texas
YOUR VOTE IS IMPORTANT.
Please Sign, Date and Return Your Proxy Card Before the Special Meeting.
If you have any questions about voting your shares, please contact
Harry L. Zimmerman, at (512) 832-9500 or harry_zimmerman@encoremed.com.

ABOUT THE MEETING
STOCK OWNERSHIP
CORPORATE GOVERNANCE AND RELATED MATTERS
BOARD COMMITTEE MEMBERSHIP
AUDIT COMMITTEE INFORMATION
Report of the Audit Committee of the Board Of Directors
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Report of the Compensation Committee on Executive Compensation
Executive Officers
Executive Compensation
Executive Compensation Summary Table*
Option Grants for Fiscal 2005
Option Grants During 2005
Aggregated Option Exercises during 2005 and Option Values on December 31, 2005
Equity Compensation Plans
Performance Graph
Householding Information
PROPOSALS
ITEM 1 — ELECTION OF DIRECTORS
ITEM 2 — APPROVAL OF THE ENCORE MEDICAL CORPORATION 2006 INCENTIVE STOCK PLAN
OTHER MATTERS
APPENDIX A
ENCORE MEDICAL CORPORATION 2006 INCENTIVE STOCK PLAN
Proxy Card

9800 Metric Blvd.
Austin, Texas 78758

PROXY STATEMENT

     This proxy statement contains information related to the annual meeting of stockholders of Encore Medical Corporation (the “Company”, “Encore”, “our”, or “we”) to be held at Renaissance New York Hotel — Times Square, New York, New York, on Thursday, May 18, 2006, beginning at 10:00 a.m. local time, and at any postponements or adjournments thereof.
ABOUT THE MEETING
What is the purpose of the annual meeting?
     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of two directors and the approval of the Encore Medical Corporation 2006 Incentive Stock Plan. In addition, our management will report on our performance during 2005 and respond to questions from stockholders.
Who is entitled to vote?
     Only holders of record of our common stock at the close of business on the record date, March 31, 2006, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon.
Who can attend the meeting?
     All holders of our common stock as of the record date, or their duly appointed proxies, may attend the meeting.
What constitutes a quorum?
     The presence at the meeting, in person or by proxy, of the holders of shares of our common stock outstanding on the record date with a majority of the voting power for a matter will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 71,004,134 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
How do I vote?
     If you complete and properly sign the accompanying proxy card and return it to Encore, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.
Can I vote by telephone or electronically?
     No.

Can I change or revoke my vote after I return my proxy card?
          Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of Encore either a notice of revocation or a duly executed proxy bearing a later date. The mailing address for the Corporate Secretary of Encore is 9800 Metric Blvd., Austin, Texas 78758, Attn: Harry L. Zimmerman. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy. You must actually obtain a ballot and vote your shares to revoke a proxy.
How do I vote my 401(k) shares?
          If you participate in the Encore Medical Corporation 401(k) Plan, you may vote shares of our common stock equivalent to the value of the interest credited to your account by instructing The Charles Schwab Trust Company, the trustee of the plan, pursuant to the instruction card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions received by May 10, 2006. If you do not send instructions, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.
          You may also revoke previously given voting instructions by May 10, 2006, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.
What are the Board’s recommendations?
          Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors of Encore (the “Board”). The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:
•	For election of the nominated slate of directors (see page 17); and

•	For approval of the Encore Medical Corporation 2006 Incentive Stock Plan (see page 19).
What vote is required to approve each item?
•	Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting that are entitled to elect each director is required for the election of the directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•	Approval of the 2006 Incentive Stock Plan. The affirmative vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the 2006 Incentive Stock Plan. A properly executed proxy marked “ABSTAIN” with respect to the 2006 Incentive Stock Plan will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

•	Other Items. For each other item, the affirmative vote of the holders of shares of our common stock with a majority of the voting power represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
          Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. In the event that a broker does not receive voting instructions for non-routine matters, a broker may notify us that it lacks voting authority to vote those shares. These “broker non-votes” refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).
STOCK OWNERSHIP
Who are the largest owners of Encore’s stock?
          We know of only two (2) persons (or entities) that are, as of March 15, 2006, the beneficial owners of more than five percent (5%) of our common stock. They are:

Name and Address	Number of	Percent of
of Beneficial Owner	Shares	Class
Galen Partners III, L.P.(1)	9,216,431	12.91%
610 Fifth Avenue
New York, NY 10020

TC Group, L.L.C. (2)	6,399,553	8.97%
c/o The Carlyle Group
1001 Pennsylvania Avenue,
NW, Suite 220 South
Washington, D.C. 20004

(1)	Does not include (i) the 38,088 shares of our common stock beneficially owned by Galen Employee Fund III, L.P., the beneficial ownership of which is disclaimed by this person. Also, does not include the 834,204 shares of common stock beneficially owned by Galen Partners International III, L.P., the beneficial ownership of which is disclaimed by this person. Galen Partners III, L.P., Galen Partners International III, L.P., and Galen Employee Fund III, L.P. are collectively referred to herein as the “Galen Entities.”

(2)	Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle SBC Partners II, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, and certain additional partnerships formed by TC Group, L.L.C. (collectively, the “Investment Partnerships”) and certain investors with respect to which TC Group, L.L.C. or an affiliate exercises investment direction and management, constitute all of the members of MPI Holdings, L.L.C., a Delaware limited liability company (“MPI”). TC Group, L.L.C. exercises investment discretion and control over the shares attributable to the Investment Partnerships or indirectly through its wholly-owned subsidiary TC Group II, L.L.C., the sole general partner of certain of the Investment Partnerships. TCG Holdings, L.L.C., a Delaware limited liability company, is the sole managing member of TC Group, L.L.C. William E. Conway, Jr., Daniel A. D’Aniello and David M. Rubenstein, as managing members of TCG Holdings, L.L.C. may be deemed to share beneficial ownership of the shares shown as beneficially owned by TCG Holdings, L.L.C. Such persons disclaim such beneficial ownership.
How much stock do Encore’s directors and officers own?
          The following table shows the ownership of our common stock by (i) Encore’s directors, (ii) the executive officers of Encore named in the Summary Compensation Table below, and (iii) the directors and executive officers of Encore as a group, in each case as of March 15, 2006.

	Aggregate Number of
	Shares Beneficially	Acquirable within	Percent of Shares
Name	Owned(1)	60 days(2)	Outstanding
Kenneth W. Davidson (3)	704,389	300,000	1.40%
William W. Burke	3,000	86,667	*
Paul D. Chapman	0	291,667	*
Jack F. Cahill	112,846	87,500	*
Harry L. Zimmerman	222,149	100,000	*
Alastair J. Clemow	0	30,000	*
Joel S. Kanter (4)	222,500	65,000	*
Richard O. Martin, Ph.D.	44,991	65,000	*
Karen R. Osar	0	35,000	*
Bruce F. Wesson (5)	10,197,405	45,000	14.34%
Zubeen Shroff (6)	10,107,189	45,000	14.22%
All Directors and executive officers as a group (12 persons)	11,545,746	1,295,668	17.67%

*	Represents less than 1% of Encore’s outstanding common stock.

(1)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.

(2)	Reflects the number of shares that could be purchased by exercise of options on March 15, 2006 or within 60 days thereafter under Encore’s stock option plans.

(3)	Of the shares attributed to Mr. Davidson, 135,502 shares are held by a trust for the benefit of Mr. Davidson’s children, of which Mr. Davidson is co-trustee.

(4)	Of the shares attributed to Mr. Kanter, 50,000 shares of our common stock are owned by Windy City, Inc. and 172,500 shares of our common stock are beneficially owned by the Kanter Family Foundation, a charitable not-for-profit corporation. Mr. Kanter is the President and a member of the Board of Directors for both Windy City, Inc. and the Kanter Family Foundation and has sole voting and investment control over said securities. Mr. Kanter disclaims any and all beneficial ownership of securities owned by either Windy City, Inc. or the Kanter Family Foundation.

(5)	Of the shares attributed to Mr. Wesson, all but 153,682 of the shares listed are beneficially owned by the Galen Entities, of which he is the managing member or sole stockholder of the respective general partners of the Galen Entities. Mr. Wesson does not have sole voting or investment power with respect to the shares owned by the Galen Entities, and Mr. Wesson disclaims beneficial ownership of these shares except to the extent of each of his pecuniary interest therein. Does not include 17,500 shares held in a trust of which Mr. Wesson’s spouse is a co-trustee. Mr. Wesson disclaims beneficial ownership of these shares.

(6)	Of the shares attributed to Mr. Shroff, all but 45,000 of the shares listed are beneficially owned by the Galen Entities, of which he is the managing member of the general partner of two of the Galen Entities that control the general partner of the Galen Entities. Mr. Shroff does not have sole voting or investment power with respect to the shares owned by the Galen Entities, and Mr. Shroff disclaims beneficial ownership of these shares except to the extent of each of his pecuniary interest therein.
Section 16(a) Beneficial Ownership Reporting Compliance
          Based upon a review of filings with the Securities and Exchange Commission (“SEC”) and written representations from Encore’s directors, executive officers and beneficial owners of more than ten percent (10%) of any class of equity security of Encore that no other reports were required, we believe that all of Encore’s directors and executive officers complied during 2005 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.
CORPORATE GOVERNANCE AND RELATED MATTERS
General
          We have long believed that an emphasis on corporate governance is important to ensure that Encore is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the listing standards of the Nasdaq National Market.
          Based on this review, in 2004 our Board of Directors adopted an amended and restated charter for our Audit Committee. You can access our current committee charters for the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee and our Codes of Conduct in the “Governance” section of our website located at www.encoremed.com.
Who are the current members of the Board?

Name	Age	Position
Kenneth W. Davidson	59	Chairman of the Board, Chief Executive Officer
Alastair J. Clemow	55	Director
Karen R. Osar	56	Director
Joel S. Kanter	49	Director
Dr. Richard O. Martin	66	Director
Zubeen Shroff	41	Director
Bruce F. Wesson	63	Director

Which directors serve on the Board’s committees?
          The following table summarizes the current committee membership of our Board of Directors.
BOARD COMMITTEE MEMBERSHIP

Nominating/
	Compensation	Audit	Corporate Governance
Name	Committee	Committee	Committee
Alastair J. Clemow	—	*	**
Joel S. Kanter	*	*	*
Richard O. Martin, Ph.D.	**	—	—
Karen R. Osar	—	**	*
Bruce F. Wesson (1)	—	—	—
Zubeen Shroff (1)	—	—	—

*	Member

**	Chairperson

(1)	Our Board of Directors has determined that Mr. Wesson and Mr. Shroff are not “independent directors” as defined by the listing standards of the Nasdaq National Market and in accordance with the applicable rules and regulations of the SEC.
What is the role of the Board’s committees?
          The Board has standing Compensation, Audit and Nominating/Corporate Governance Committees.
          Compensation Committee. The Compensation Committee is charged with reviewing Encore’s general compensation strategy; establishing salaries and reviewing benefit programs for the Chief Executive Officer and other executives; reviewing, approving, recommending and administering Encore’s incentive compensation and stock option plans for employees and certain other compensation plans; advising the Board of Directors and making recommendations with respect to such plans; and approving certain employment contracts. In 2005, the Compensation Committee met six (6) times.
          Audit Committee. The Audit Committee met eleven (11) times during 2005. Its functions are to recommend the appointment of the independent registered public accounting firm (hereinafter, the “independent accountants,” “independent auditors” or “independent registered public accounting firm”); review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of Encore’s system of internal accounting controls and review any proposed corrective actions; review and monitor Encore’s policies relating to ethics and conflicts of interests; and discuss with management and the independent accountants Encore’s draft annual and quarterly financial statements and key accounting and/or reporting matters. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with Encore’s independent auditors without the presence of Encore’s management. The Board, in light of the increased responsibilities placed on the Audit Committee by the Sarbanes-Oxley Act of 2002 and the SEC, adopted an amended and restated charter for the Audit Committee on November 19, 2004. A copy of this charter can be found on Encore’s web site at www.encoremed.com or can be obtained from Encore at no charge. All Audit Committee members are “independent” as defined and required under the Nasdaq listing standards and the rules and regulations of the SEC. All Audit Committee members also possess the level of financial literacy required by all applicable laws and regulations. The Board has determined that at least one member of the Audit Committee, Karen R. Osar, is an “audit committee financial expert,” as defined by the rules and regulations of the SEC.
          Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for evaluating and monitoring the composition of the Board; soliciting recommendations, including from stockholders, for candidates for the Board; developing continuity plans for directors and officers of Encore; developing and reviewing background information for candidates; and making recommendations to the Board regarding such candidates. It is also responsible for developing principles of corporate governance and recommending them to the Board for its approval and adoption, reviewing periodically these principles of corporate governance to insure that they remain relevant and are being complied with and monitor on an on-going basis the governing instruments, policies and procedures of Encore to ascertain that they are in the best interest of the stockholders of Encore. All Nominating/Corporate Governance Committee members are independent as identified under Nasdaq listing standards and the rules and regulations of the SEC. The Nominating/Corporate Governance Committee met two (2) times during 2005.
How does the Board select nominees for the Board? Will the Board consider stockholder recommendations for candidates?
          The Nominating/Corporate Governance Committee will generally identify nominees based upon suggestions by outside directors, management members, and/or stockholders, and then the Nominating/Corporate Governance Committee will evaluate those persons on its own. Our Board member selection criteria generally include integrity, high level of education and/or business experience, broad-based business acumen, understanding of our business and industry, and experience in strategic thinking. We also seek Board members who have demonstrated and willingness to share ideas and who can bring a diversity of experience, expertise, and background to our Board. The committee will use these and other criteria to evaluate potential nominees. The committee does not evaluate proposed nominees differently depending upon who makes the proposal. To date, we have not paid any third-party fee to assist in this process.
          The Nominating/Corporate Governance Committee will consider, and make recommendations to the Board regarding any stockholder recommendations for candidates to serve on the Board. While the Nominating/Corporate Governance Committee has not adopted a formal process for consideration of stockholder recommendations of candidates for service on the Board, the committee believes that the informal consideration process has been adequate given the historical absence of those proposals, and the committee will review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a candidate for committee consideration, the stockholder should send the name of the recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Encore stock, to the attention of Corporate Secretary, 9800 Metric Blvd., Austin, Texas 78758 at least six months before the next annual meeting to assure time for meaningful consideration by the committee. To date, we have not had any candidates submitted by any stockholders for the upcoming annual meeting.
How does the Board determine which directors are considered independent?
          The Board determines which directors are independent primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors. The Board undertook its annual review of director independence in March 2006. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and Encore and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of Encore’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.
          As a result of this review, the Board affirmatively determined that (i) Mr. Clemow, Ms. Osar, Mr. Kanter and Dr. Martin are “independent directors” as defined by the listing standards of the Nasdaq National Market, and in accordance with the applicable rules and regulations of the SEC, and (ii) Mr. Davidson, Mr. Shroff and Mr. Wesson are not “independent directors.”
How often did the Board meet during fiscal 2005?
          The Board met ten (10) times during 2005. Each director attended at least 75% of the meetings of the Board and committees on which he or she served, except Mr. Shroff who was only able to attend 70% of the Board meetings, and Ms. Osar who missed one of the two Nominating/Corporate Governance Committee meetings. While Encore has no policy requiring directors’ attendance at Encore’s Annual Meeting of stockholders, five (5) directors attended Encore’s annual stockholders meeting in May 2005.
How are directors compensated?
          Cash Compensation. Each director is reimbursed his or her travel expenses for attending Board meetings.

Effective as of the 2005 Annual Meeting, non-employee director compensation was increased by including a cash component of $12,000 per year for each non-employee board member plus $2,000 per each quarterly board meeting that such board member attends in person.
          Options. Each non-employee director receives, pursuant to the terms of the 2000 Non-Employee Director Option Plan, a grant, on the date of the annual meeting for each year, of options to purchase 15,000 shares of our common stock. In addition, the chairperson of the Audit Committee is granted options to purchase an additional 5,000 shares of our common stock and the chairman of the Compensation Committee is granted an option to acquire an additional 2,500 shares of our common stock each year. Any new director to the Board elected at a time other than the annual meeting is eligible to be granted options on his or her appointment to the Board. For 2005, Messrs. Kanter, Shroff, Clemow, Wesson, and Ms. Osar and Dr. Martin received grants under this plan. Each annual option grant vests in one year, has a 10-year term, and permits the holder to purchase shares at the fair market value on the date of grant. The fair market value for the options granted to the non-employee directors in 2005 was $4.93.
How do stockholders communicate with the Board?
          Stockholders may communicate with any and all members of our Board by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and fax number:
Name of the Director(s)
c/o Corporate Secretary
Encore Medical Corporation
9800 Metric Blvd.
Austin, TX 78758
(512) 834-6300
          Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.
          The Chairman of the Board will determine whether any communication addressed to the entire Board should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board or a Committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of response will be coordinated with our General Counsel.
Does Encore have a Code of Conduct?
          Encore has adopted a Business Ethics Policy and Code of Conduct which is designed to help directors and employees resolve ethical issues in an increasingly complex business environment. The Business Ethics Policy and Code of Conduct applies to all directors and employees and covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Encore also has (i) a Code of Ethics for the Chief Executive Officer and Senior Executive and Financial Officers which applies to the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the SEC, and (ii) a Code of Conduct for the Board of Directors, which applies to our Board. Copies of all of the codes are available at Encore’s corporate governance website located at www.encoremed.com/investor/governance.htm. Encore will post amendments to or waivers of the provisions of the codes, if any, made with respect to any of our directors and executive officers on that website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this document.

AUDIT COMMITTEE INFORMATION
Report of the Audit Committee of the Board Of Directors
          The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Encore filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Encore specifically incorporates this Report by reference therein.
          Encore’s Board has adopted a written charter for the Audit Committee which was amended in 2002 and again in 2004, to take into account the added responsibilities placed on audit committees by the Sarbanes-Oxley Act of 2002 and the SEC, a copy of which can be obtained without cost from Encore or from Encore’s web site at www.encoremed.com.
          The Audit Committee hereby reports as follows:
          1. The Audit Committee has reviewed and discussed the annual audited financial statements and unaudited quarterly financial statements with Encore’s management and Encore’s independent auditors prior to their issuance. During fiscal 2005, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.
          2. The Audit Committee has discussed with KPMG LLP, Encore’s independent registered public accounting firm, the matters required to be discussed by SAS 61 (Communication with Audit Committees), including the quality of Encore’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
          3. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP matters relating to their independence, including a review of audit and non-audit fees.
          4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Encore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.
Members of the Audit Committee
Karen R. Osar (chair)
Alastair J. Clemow
Joel S. Kanter
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          KPMG LLP serves as Encore’s independent registered public accounting firm. In addition, KPMG LLP provides certain limited tax related services to Encore and its subsidiaries. The Audit Committee of the Board has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP’s independence.
Audit Fees
Fees Paid to KPMG
          The following table sets forth the aggregate fees billed by KPMG for audit services rendered in connection with the consolidated financial statements and reports for fiscal years 2005 and 2004 and for other services rendered during fiscal years 2005 and 2004 on behalf of Encore and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to Encore. All audit, audit related, and tax services were pre-approved by the Audit Committee.

	2005	2004
Audit fees	$1,576,000	$1,119,000
Audit-related fees	$82,000	$18,000
Tax fees	$3,000	$13,000
All other fees	$0	$0
     Audit Fees: Consists of fees billed for professional services rendered for the audit of Encore’s consolidated financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by KPMG in connection with statutory and regulatory filings, and the audit of internal control over financial reporting. In 2005, audit fees included audit services provided in connection with the registration statements associated with the common stock and senior subordinated notes issued in connection with the acquisition of Empi, Inc., the filings of Encore’s registration statements filed on Form S-8, and the sale of the orthopedic soft goods product lines. In 2004, audit fees included audit services provided in connection with the terminated acquisition of BioHorizons Implant Systems, Inc., the completed acquisition of Empi, Inc., and the filing of Encore’s registration statements on Form S-8, S-3 and S-4.
     Audit-Related Fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Encore’s consolidated financial statements and are not reported under “Audit Fees.”
     Tax Fees: Consists of tax compliance and consultation services.
     All Other Fees: Consists of fees for all other services other than those reported above. There were no other fees in either 2005 or 2004.
Independent Auditor Selection for 2006
     KPMG has been selected to serve as Encore’s independent auditor for the fiscal year ended December 31, 2006. Representatives of KPMG are expected to be present and available at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.
Audit Committee Pre-approval Policy
     All services to be performed for Encore by its independent auditors must be pre-approved by the Audit Committee, or a designated member of the Audit Committee, to assure that the provision of such services do not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority up to certain pre-defined limits to Karen R. Osar, Chairperson of the Audit Committee. Any interim pre-approval of service is required to be reported to the Audit Committee at the next scheduled Audit Committee meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.
     The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.
     Audit-related services are services that are reasonably related to the performance of the audit or review of Encore’s financial statements or traditionally performed by the independent auditors. Examples of audit-related services include employee benefit and compensation plan audits, due diligence related to mergers and acquisitions, attestations by the auditors that are not required by statute or regulation, consulting on financial accounting/reporting standards and internal controls, and consultations related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002. All audit-related services must be specifically pre-approved by the Audit Committee.
     The Audit Committee may grant pre-approval of other services that are permissible under applicable laws and regulations and that would not impair the independence of the auditors. All of such permissible services must be specifically pre-approved by the Audit Committee.
     Requests or applications for the independent auditors to provide services that require specific approval by the Audit Committee are considered after consultation with management and the auditors. Questions about whether the scope of a proposed service requires specific pre-approval, or is permitted by applicable laws and regulations, are to be referred to the Encore legal department.
Certain Relationships and Related Party Transactions
          During the first quarter of 2005, a portion of the total consideration we paid for the acquisition of assets of Osteoimplant Technologies, Inc. (“OTI”) was used to repay a $96,000 note payable due from OTI to Windy City, Inc. (“Windy City”). Joel Kanter, a member of our board of directors, is an officer and director of Windy City. In connection with the acquisition, a finder’s fee obligation of OTI to Mr. Kanter in the amount of $60,000 was also paid to Mr. Kanter at the closing of the OTI asset acquisition.
EXECUTIVE COMPENSATION AND OTHER INFORMATION
          The following Report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Encore filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Encore specifically incorporates this Report or the performance graphs by reference therein.
Report of the Compensation Committee on Executive Compensation
          The Compensation Committee of the Board has furnished the following report on executive compensation for 2005.
What is Encore’s philosophy of executive compensation?
          Encore’s compensation program for executives consists of three key elements:
•	A base salary,

•	A performance-based annual bonus, and

•	Periodic grants of stock options.
          The Committee believes that this three-part approach best serves the interests of Encore and its stockholders. It enables Encore to meet the requirements of the highly competitive environment in which Encore operates while ensuring that executive officers are compensated in a way that advances both the short-and long-term interests of stockholders. Under this approach, compensation for these officers involves a high proportion of pay that is “at risk”—  namely, the annual bonus and stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of Encore’s stockholders.
          Base Salary. Base salaries for Encore’s executive officers, as well as changes in such salaries, are set by the Compensation Committee, taking into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officers, and the length of the officer’s service. The Chief Executive Officer reviews any salary recommendations for executives other than himself with the Compensation Committee. The base salary for the Chief Executive Officer is set by the Compensation Committee.
          Annual Bonus. Annual bonuses for 2005 paid to executive officers of Encore were governed by Encore’s Annual Bonus Performance Plan (the “Bonus Plan”). The Bonus Plan provides for performance-based bonuses for all executive employees of Encore.
          Under the Bonus Plan, executive employees are entitled to a non-discretionary bonus if certain preset revenue and operating income amounts are achieved. The base bonus is set as a percentage of an executive’s salary. If the targets are exceeded, then the amount of the bonus is increased. If these targets are not met, then the bonus amounts, if any, are at the discretion of the Compensation Committee.
          In accordance with Encore’s compensation policies and practices, at the beginning of 2005 Encore’s Chief Executive Officer and the President and Chief Operating Officer developed a Company-wide discretionary bonus pool for all eligible employees of Encore and its subsidiaries, including all executive officers. The size of the bonus pool was based upon an assessment of both overall company and individual division performance as compared to both budgeted and prior fiscal year performance and the extent to which Encore achieved its overall financial goals, including goals related to sales and operating income. The assessment also took into account subjective qualitative evaluations of performance and achievements by particular employees. The proposed bonus pool, together with a description of the key factors upon which it was based, was presented to and reviewed with the Compensation Committee. Based upon this review, the Compensation Committee approved the amounts of the bonuses in late 2005.
          Stock Options. Stock option grants may be made to executive officers and other employees upon initial employment, upon promotion to a new, higher level position that entails increased responsibility and accountability, in connection with the execution of a new employment agreement, and/or whenever the Compensation Committee or Board determines option grants are warranted. Using these guidelines, the Chief Executive Officer recommends the number of options to be granted, within a range associated with the individual’s salary level, and presents this to the Compensation Committee for review and approval. The Chief Executive Officer may make recommendations that deviate from the guidelines where he deems it appropriate. While options typically vest over a three or four-year period, options may have shorter vesting periods, or may vest immediately.
How is Encore’s Chief Executive Officer compensated?
          As Chief Executive Officer, Mr. Davidson was compensated during 2005 pursuant to an employment agreement entered into on October 1, 2003. This agreement was amended on March 9, 2005 to reflect certain changes in base compensation levels. Mr. Davidson’s agreement, which has a term extending until September 30, 2006, subject to earlier termination under certain circumstances, provides for an annual base salary of $325,000 for the first year, $340,000, on an annualized basis, for the period October 1, 2004 to December 31, 2004, $440,000 for 2005 and $455,000 for 2006 (which was increased in November 2005 by the Compensation Committee to $458,250 for 2006), plus an annual discretionary bonus determined by the Compensation Committee and the Board of Directors. Mr. Davidson earned a bonus for 2005 in the amount of $220,000.
How is Encore addressing Internal Revenue Code limits on deductibility of compensation?
          Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s Chief Executive Officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. No executive of Encore receives compensation at a level that would invoke the provision of Section 162(m).
          The Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding Encore’s efforts, that compensation intended by Encore to satisfy the requirements for deductibility under Section 162(m) does in fact do so.
Members of the Compensation Committee:
Richard O. Martin, Ph.D. (chair)
Joel S. Kanter
Compensation Committee Interlocks and Insider Participation
          None of the members of the Board’s Compensation Committee is or has been an officer or employee of Encore.
Executive Officers
Kenneth W. Davidson — Chairman and Chief Executive Officer
Mr. Davidson has served as our Chief Executive Officer since October 2000 and as Chairman of our Board of Directors since February 2001. Mr. Davidson also served as our President from October 2000 to May 2003. Mr. Davidson has served as a member of our Board of Directors since March 1997. Mr. Davidson served as Chairman, President and CEO of Maxxim Medical, Inc., a publicly-held medical supply company from 1986 to July 2000. Previously,

Mr. Davidson held various positions with Intermedics, Inc., a pacemaker equipment manufacturer, Baxter Laboratories, a publicly-held health-care product and service company, and Merck & Co, a publicly-held human and animal health-care product company. Mr. Davidson received a Bachelor of Science degree in Biology and Chemistry from Laurentian University, Sudbury, Ontario, Canada.
Paul D. Chapman — President and Chief Operating Officer
Mr. Chapman has served as our President and Chief Operating Officer since May 2003. Previously Mr. Chapman served as our Executive Vice President and as President of the Chattanooga Group Division, a position he accepted in February 2002 upon our acquisition of Chattanooga Group, Inc. Prior to joining Chattanooga Group, Inc. in 1994, Mr. Chapman was employed by Stryker Corporation in Kalamazoo, Michigan. During his six years at Stryker, Mr. Chapman held a variety of positions including Vice President and General Manager, Patient Care Division; Vice President of Marketing and New Business Development; Vice President of Sales, Medical Division; and Vice President of Operations, Medical Division. Mr. Chapman has a B.S. in Business Administration from Pepperdine University.
William W. Burke — Executive Vice President and Chief Financial Officer
Mr. Burke has served as our Executive Vice President and Chief Financial Officer since August 2004. Mr. Burke served as Chief Financial Officer, Treasurer and Secretary of Cholestech Corporation, a publicly traded medical products company, from March 2001 to August 2004. Prior to that, he spent 15 years as a senior investment banker with firms such as Bear, Stearns & Co., Everen Securities and Principal Financial Securities where he provided advisory and financing services to emerging growth companies in healthcare and other industry sectors. He also serves as a member of the board of directors and Chairman of the Audit Committee of Medical Action Industries, Inc., a publicly traded diversified manufacturer of disposable medical devices. Mr. Burke holds a Bachelor of Business Administration degree in Finance from the University of Texas at Austin and a Masters of Business Administration degree from the University of Pennsylvania’s Wharton Graduate Business School.
Harry L. Zimmerman — Executive Vice President and General Counsel
Mr. Zimmerman has served as our Executive Vice President and General Counsel since October 2000 and served as our Vice President — General Counsel from April 1994 until October 2000 after twelve years of experience in the private practice of corporate, real estate and tax law. From 1992 to April 1994, Mr. Zimmerman was associated with the law firm of Winstead Sechrest & Minick, P.C., a law firm based in Texas, in the corporate, tax and real estate practices of the firm’s Austin office. Mr. Zimmerman is also licensed as a Certified Public Accountant. He has a B.S. (with honors) in Economics from the Wharton School of the University of Pennsylvania and a J.D. (with honors) from the University of Texas School of Law.
Jack F. Cahill — Executive Vice President and President — Surgical Implant Division
Mr. Cahill has served as our Executive Vice President and President — Surgical Implant Division since May 2002. Mr. Cahill served as our Executive Vice President—Sales and Marketing from January 2001 to May 2002. Prior to joining us, he had over 7 years experience with Maxxim Medical, Inc. and prior to that, he has almost 20 years of prior experience with Johnson & Johnson in a variety of sales and marketing positions, including Director of Marketing for Johnson & Johnson Medical, Inc., Director of Sales for the Medical Specialties Division of Johnson & Johnson Medical, Inc., and Director of Sales and Marketing for the Sterile Design Division of Johnson & Johnson Medical, Inc. Mr. Cahill has a B.A. from Westminster College.
Scott A. Klosterman — Executive Vice President and President — Orthopedic Rehabilitation Division
Mr. Klosterman has served as our Executive Vice President and President — Orthopedic Rehabilitation Division since June 2003. From February 2002 until June 2003 Mr. Klosterman served as Vice President of Finance of the Chattanooga Group Division, a position he accepted in February 2002 upon our acquisition of Chattanooga Group, Inc. Mr. Klosterman joined Chattanooga Group, Inc. in 1994 and served in a variety of positions including Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer. Mr. Klosterman holds a B.S. in Accounting from the University of Delaware.

Executive Compensation
          The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of Encore who served in such capacities as of December 31, 2005 (the “named executive officers”) for services rendered to Encore during each of the last three years.
EXECUTIVE COMPENSATION SUMMARY TABLE*

					Long Term
					Compensation
	Annual Compensation				Awards
					Securities
				Other annual	underlying	All Other
Name and principal position	Year	Salary ($)	Bonus ($)	compensation	options	Compensation(1)
Kenneth W. Davidson	2005	$438,712	$220,000	*	525,000	$7,000
Chief Executive Officer	2004	$340,000	$162,500	*	400,000	$6,500
	2003	$311,500	$320,000	*	0	$6,000

Paul D. Chapman	2005	$298,976	$150,000	*	375,000	$7,000
President and Chief	2004	$246,750	$123,275	*	250,000	$6,500
Operating Officer	2003	$225,385	$117,500	*	100,000	$6,000

William W. Burke	2005	$259,615	$130,000	$75,000 (2)	225,000	$7,000
Executive Vice President and	2004	$78,462	$80,000	*	200,000	**
Chief Financial Officer	2003	**	**	**	**	**

Harry L. Zimmerman	2005	$219,423	$110,000	*	200,000	$7,000
Executive Vice President and	2004	$183,846	$95,000	*	150,000	$6,500
General Counsel	2003	$170,000	$170,000	*	0	$3,508

Jack F. Cahill	2005	$232,505	$113,450	*	175,000	$7,000
Executive Vice President and	2004	$203,716	$104,700	*	100,000	$6,500
President, Surgical Implant Division	2003	$198,500	$80,000	*	0	$6,000

*	Amounts totaling less than $50,000 or 10% of the executive’s combined annual salary and bonus have been omitted and there were no awards of restricted stock under long-term incentive plans made during the three-year period ending December 31, 2005.

**	Mr. Burke did not become an executive officer of Encore until August 2004.

(1)	These amounts represent matching contributions by Encore to the Encore Medical Corporation 401(k) Plan. The Company provides executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are not included in this column pursuant to SEC rules.

(2)	Mr. Burke was paid a one-time $75,000 relocation allowance in 2005.
Option Grants for Fiscal 2005
          The following table sets forth information with respect to option grants to the named executive officers during 2005 and the potential realizable value of such option grants:
•	The number of shares of our common stock underlying options granted during the year;

•	The percentage that such options represent of all options granted to employees during the year;

•	The exercise price;

•	The expiration date; and

•	The hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.
          The hypothetical value of the options as of their date of grant has been calculated below, using the Black-Scholes option pricing model, as permitted by the rules of the Securities and Exchange Commission, based upon a set of assumptions set forth in the footnote to the table. It should be noted that this model is only one method of valuing options, and Encore’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of our common stock over the option exercise price at the time of exercise.
Option Grants During 2005

		% of Total Options
		Granted to
	Number of Options	Employees in Fiscal	Exercise Price	Expiration	Hypothetical Value
Name	Granted	Year	($/Share)	Date (1)	at Grant Date(2)
Kenneth W. Davidson	25,000	1.03%	$4.92	10/20/2015	$73,555
	500,000	20.61%	$4.84	11/17/2015	$1,733,300
Paul D. Chapman	25,000	1.03%	$4.92	10/20/2015	$73,555
	350,000	14.43%	$4.84	11/17/2015	$1,213,310
William W. Burke	25,000	1.03%	$4.92	10/20/2015	$73,555
	200,000	8.25%	$4.84	11/17/2015	$693,320
Harry L. Zimmerman	25,000	1.03%	$4.92	10/20/2015	$73,555
	175,000	7.22%	$4.84	11/17/2015	$606,655
Jack F. Cahill	25,000	1.03%	$4.92	10/20/2015	$73,555
	150,000	6.18%	$4.84	11/17/2015	$519,990

(1)	The Compensation Committee, which administers Encore’s employee stock option and incentive plans, has general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits, and, with the consent of the affected optionee, to change the exercise price to a price not less than 100% of the market value of the stock on the effective date of the amendment. The Committee has no current intention to exercise that authority with respect to these options.

(2)	The estimated present value at grant date of options granted during 2005 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 4 years; a risk-free interest rate ranging from 4.12% to 4.34%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate ranging from 70.07% to 76.64%; and a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”
Option Exercises and Values for 2005
          The table below sets forth the following information with respect to option exercises during 2005 by each of the named executive officers and the status of their options at December 31, 2005:
•	The number of shares of our common stock acquired upon exercise of options during 2005;

•	The aggregate dollar value realized upon the exercise of such options;

•	The total number of exercisable and non-exercisable stock options held at December 31, 2005; and

•	The aggregate dollar value of in-the-money exercisable options at December 31, 2005.
Aggregated Option Exercises during 2005
and
Option Values on December 31, 2005

					Value of unexercised
	Shares	Value	Number of securities underlying		acquired in-the-money
	Acquired	Realized	unexercised options at		options
	On	Upon	December 31, 2005		December 31, 2005(1)
Name	Exercise of Option	Exercise	Exercisable(2)	Unexercisable	Exercisable	Unexercisable
Kenneth W. Davidson	-0-	-0-	300,000	625,000	$105,000	$160,750
Paul D. Chapman	-0-	-0-	279,167	495,833	$289,209	$211,041
William W. Burke	-0-	-0-	86,667	338,333	$50,267	$88,483
Harry L. Zimmerman	-0-	-0-	100,000	250,000	$52,500	$72,500
Jack F. Cahill	-0-	-0-	87,500	187,500	$13,125	$30,375

(1)	Values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $4.95, the closing common stock price reported on the Nasdaq National Market on December 30, 2005.

(2)	During 2004, we accelerated the vesting of outstanding stock options that had been granted to employees under the 1996 Incentive Stock Plan with a per share option exercise price equal to or greater than $7.28. The minimum $7.28 per share exercise price was greater than the closing price of Encore’s shares on the Nasdaq National Market on the effective date. As a result, options to purchase approximately 773,500 shares of Encore’s common stock with varying remaining vesting schedules of between four months and 32 months, became immediately exercisable. This acceleration was made considering the long-term incentive compensation impacts and proposed new accounting rules that were set to take effect in 2005. Under the new accounting rules, all options are required to be expensed over their vesting period, including options with an exercise price above current market value.
Contractual Arrangements with Named Executive Officers
          Messrs. Davidson, Cahill and Zimmerman, effective June 12, 2001, entered into agreements with us that provide for the base salaries as approved by the Compensation Committee noted below, participation in all of the benefit programs available to our other executive employees, and one year of severance pay in the event of termination without cause by Encore. Mr. Davidson’s agreement was replaced by an agreement effective October 1, 2003, which was then amended on March 9, 2005. Mr. Chapman had entered into an employment agreement dated November 26, 2001 with Chattanooga Group, Inc. This agreement was replaced with one effective as of February 8, 2002 between Mr. Chapman and Encore. Mr. Burke entered into an employment agreement dated August 30, 2004, the term of which extends through December 31, 2006. Messrs. Cahill, Chapman, and Zimmerman’s agreements were amended on November 15, 2003 to extend the terms of the agreements through December 31, 2006. Each of these executive officers and Mr. Davidson are subject to a one year non-compete restriction. The base 2006 annual salaries for Messrs. Davidson, Chapman, Burke, Zimmerman and Cahill are $458,000, $315,000, $273,000, $230,000 and $244,000, respectively.
          Each of Messrs. Davidson, Cahill and Zimmerman purchased from Encore shares of our common stock at a price of $1.02 per share on June 12, 2001. These shares were restricted, with the restrictions lapsing ratably over a 36-month period which ended on June 12, 2004. We made a full recourse, 8% interest bearing secured loan to each of these executive officers to allow them to purchase the shares. The number of shares purchased by and the amount of the loans of Messrs. Davidson, Cahill and Zimmerman are 550,000, 100,000 and 150,000 shares, and $560,450, $101,900, and $152,850, respectively. Mr. Cahill repaid his loan on March 29, 2005.
Equity Compensation Plans
          The following table provides information as of December 31, 2005 regarding compensation plans (including individual compensation arrangements) under which equity securities of Encore are authorized for issuance. These plans are as follows:
•	the 1996 Incentive Stock Plan;

•	the 1997 Distributor Advisory Panel Stock Option Plan;

•	the 1997 Surgeon Advisory Panel Stock Option Plan;

•	the 2000 Non-Employee Director Stock Option Plan; and

•	the 2004 Grants to Empi Employees.

			Number of
			securities
			remaining
			available for
			future issuance
	Number of securities		under
	to be issued upon	Weighted-average	equity compensation
	exercise	exercise price of	plans (excluding
	of outstanding	outstanding	securities
	options,	options,	reflected in column
Plan Category	warrants and rights	warrants and rights	(a))
Equity compensation plans approved by security holders	3,429,305	$5.06	1,451,893
Equity compensation plans not approved by security holders	589,000	$4.80	161,000

	4,018,305	$5.02	1,612,893

For additional information regarding those plans that have not been approved by security holders, please see the information included in Note 8 of our consolidated financial statements under Item 8 included in our annual report.

You may obtain a copy of our annual report, without charge, by writing us at 9800 Metric Blvd., Austin, Texas 78758, Attn: Harry L. Zimmerman.
Performance Graph
The foregoing chart shows a comparison of the cumulative total stockholder return among Encore, the NASDAQ CRSP Index and a peer group comprised of other orthopedic companies (Biomet Inc., CONMED Corporation, dj Orthopedics, Inc., Dynatronics Corp., Exactech Inc., Orthofix International N.V., Osteotech Inc., Regeneration Technologies, Inc., Smith & Nephew, PLC, Stryker Corp., Wright Medical Group, Inc., and Zimmer Holdings, Inc.):(1)

(1)	The total return on investment (change in year end stock price plus reinvested dividends) assumes $100 invested on January 1, 2000 in Encore, in the NASDAQ CRSP Index, and in each of the peer group companies.
Householding Information
          Encore stockholders that share the same last name and household mailing address with multiple accounts will receive a single copy of stockholder documents (annual reports, proxy statements, prospectus, or other information) unless Encore is instructed otherwise. Each registered stockholder will continue to receive a separate proxy card. Additional copies of these documents will be delivered promptly upon written request to the Corporate Secretary at 9800 Metric Blvd., Austin, Texas 78758 or oral request by calling Harry L. Zimmerman at (512) 832-9500. You may also specify if you would like to receive individual copies in the future. If you are currently receiving multiple copies and wish to only receive one copy, you may also notify us at the address listed above.

PROPOSALS
ITEM 1 — ELECTION OF DIRECTORS
Directors Standing for Election
          Our Board is currently divided into three classes, each having three-year terms that expire in successive years. The term of office of the directors in Class C expire at the 2006 Annual Meeting. The Board proposes that Mr. Clemow and Mr. Kanter, the nominees described below, who are currently serving as directors, be elected to be Class C directors for a term of three years each and until his successor is duly elected and qualified.
          The nominees have consented to serve a three-year term. If any should become unavailable to serve as directors, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.
          Since the time of the last annual meeting of Encore, no directors have resigned from the Board.
Class C Directors. The Class C directors standing for election by the holders of our common stock are:
Alastair J. Clemow
Mr. Clemow has served as a director of our company since June 2003. Since 2004, he has been the President and Chief Executive Officer of Nexgen Spine Inc., a private company developing an artificial spinal implant. In addition, from July 2000 to present, Mr. Clemow has served as the principal of Tanton Technologies, an independent consulting company providing strategic and technical assessment of new medical device opportunities for large, mid-cap and early stage development companies. From 2003 to 2004, Mr. Clemow served as the President and CEO of Gelifex, Inc., a medical device company which was sold to Synthes Inc. From 1981 to June 2000, Mr. Clemow served at Johnson & Johnson, a public company, in a variety of positions, including Vice President of Worldwide Business Development and Director of Research and Development for Johnson & Johnson Professional, Inc. and Johnson & Johnson Orthopedics. Mr. Clemow is a director of Echo Healthcare Acquisition Corp., a public company, and a director at several private companies, including, Modigene, Inc., HydroCision Inc., and BioMedical Enterprises Inc. Mr. Clemow holds an M.B.A. in Finance from Columbia University and a Ph.D. and B.S. in Metallurgy from the University of Surrey in Guilford, England.
Joel S. Kanter
Mr. Kanter has served as a director of our company since March 1997. Since 1986, Mr. Kanter has served as President of Windy City, Inc., a privately-held investment company specializing in early stage venture capital. He is also the President and a director of Echo Healthcare Acquisition Corp., a public blank check healthcare acquisition company. From 1993 through 1999, Mr. Kanter was also President and a Director of Walnut Financial Services, Inc., a venture capital and financial services firm listed on the Nasdaq National Market. Mr. Kanter currently serves as a director of I-Flow Corporation, a publicly-held drug delivery technology company, Nesco Industries, Inc., a manufacturer of gels used for wound care and transdermal drug delivery systems, Prospect Medical Holdings, Inc., a publicly-held owner and operator of independent physician associations, and Magna-Lab, Inc., a public development stage cardiac imaging company. Mr. Kanter is also a director of several private companies, including, Modigene, Inc. and BioHorizons Implant Systems, Inc. Mr. Kanter earned a B.A. from Tulane University.

Directors Continuing in Office
Class A Directors. The term of office for the following Class A directors will end at the 2007 Annual Meeting:
Richard O. Martin, Ph.D.
Dr. Martin has served as a director of our company since February 1996. Dr. Martin retired in October 2001 as President of Medtronic Physio-Control, a position he held since the merger of Physio-Control International Corporation and Medtronic in September 1998. From 1991 to 1998, Dr. Martin served as Chairman and Chief Executive Officer of Physio-Control. Prior to joining Physio-Control, Dr. Martin held a variety of positions culminating as President and Chief Operating Officer of Intermedics, Inc. of Angelton, Texas. He has also served as President and Chief Operating Officer of Positron Corporation of Houston, Texas. Dr. Martin is a past National Chairman of the AeA, the nation’s largest trade association representing the high-tech industry. He is also a past Chairman of the American Heart Association’s Northwest Affiliate. Dr. Martin also serves on the Board of Directors of the following public companies: Echo Healthcare Acquisition Corp. and CardioDynamics International Corporation; and he serves on the Board of Directors of several private companies, including, Cardiac Dimensions, Inc., Inovise Medical, Inc., and Prescient Medical, Inc. He holds a B.S. in Electrical Engineering from Christian Brothers College, a M.S. in Electrical Engineering from Notre Dame University and a Ph.D. in Electrical/Biomedical Engineering from Duke University.
Zubeen Shroff
Mr. Shroff has served as a director of our company since June 2001. Mr. Shroff has been a general partner of Galen Associates, a healthcare-focused private equity investment fund since 1998. Mr. Shroff joined Galen in 1997 from The Wilkerson Group, a provider of management consulting services to the health care products and services industry, where Mr. Shroff was a principal/consultant from 1992 to 1996. Mr. Shroff currently serves on the Board of Directors of the following public companies: Acura Pharmaceuticals, Inc. (formerly Halsey Drug Co., Inc.) and Essential Group, Inc. (formerly AmericasDoctor, Inc.); and he is on the Board of Directors of several private companies, including, Cognia, Inc. and Pet DRx.
Class B Directors. The term of office for the following Class B directors will end at the 2008 Annual Meeting:
Kenneth W. Davidson
Mr. Davidson has served as our Chief Executive Officer and President since October 2000 and as Chairman of our Board of Directors since February 2001. Mr. Davidson also served as our President from October 2000 to May 2003. Mr. Davidson has served as a member of our Board of Directors since March 1997. Mr. Davidson served as Chairman, President and CEO of Maxxim Medical, Inc., a publicly-held medical supply company from 1986 to July 2000. Previously, Mr. Davidson held various positions with Intermedics, Inc., a privately-held pacemaker equipment manufacturer, Baxter Laboratories, a publicly-held health-care product and service company, and Merck & Co, a publicly-held human and animal health-care product company. Mr. Davidson received a Bachelor of Science degree in Biology and Chemistry from Laurentian University, Sudbury, Ontario, Canada.
Karen R. Osar
Ms. Osar has served as a director of our company since September 2003. Ms. Osar currently serves as Executive Vice President and Chief Financial Officer of Chemtura Corporation, a publicly-held company which produces and markets specialty chemicals. Previously, she was the Senior Vice President and Chief Financial Officer of MeadWestvaco Corporation, a manufacturing company. From 1999 to 2002, Ms. Osar served as Senior Vice President and Chief Financial Officer of Westvaco Corporation, a packaging, paper and specialty chemicals company, and from 1994 to 1999, she held the position of Vice President and Treasurer of Tenneco, Inc. Ms. Osar began her career at J.P. Morgan Company where she held positions of increasing rank, including Managing Director with the Investment Banking Group. Ms. Osar currently serves as a director of BNY Hamilton Funds, Inc., a mutual fund family advised by The Bank of New York. Ms. Osar earned a B.A. in Latin American Studies from Smith College and an M.B.A. in Finance from Columbia University.

Bruce F. Wesson
Mr. Wesson has served as a director of our company since June 2001. Mr. Wesson has been a general partner of Galen Associates since 1990. Prior to his association with Galen, Mr. Wesson served as a Managing Director in the Corporate Finance Division of Smith Barney. Mr. Wesson is chairman of QMed, Inc., a publicly-held company focusing on cardiovascular disease management, and currently serves as a director for Chemtura Corporation, a publicly-held company which produces and markets specialty chemicals, Acura Pharmaceuticals, Inc. (formerly Halsey Drug Co., Inc.), a publicly-held pharmaceutical technology development company, and several privately-held companies. Mr. Wesson earned a B.A. from Colgate University and has an M.B.A. from Columbia University.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NOMINATED DIRECTORS.
ITEM 2 — APPROVAL OF THE ENCORE MEDICAL CORPORATION 2006 INCENTIVE STOCK PLAN
          On March 3, 2006, our Board adopted the Encore Medical Corporation 2006 Incentive Stock Plan (the “Plan”), subject to approval by our stockholders. The purpose of the Plan, which is more fully described below, is to promote the interests of Encore and its shareholders by enabling selected key employees of Encore and its affiliates to participate in the long-term growth of Encore by receiving the opportunity to acquire shares of Encore’s common stock and to provide for additional compensation based on appreciation in Encore’s common stock. A copy of the full text of the Plan is attached hereto as Exhibit A, and the following information regarding the Plan is qualified by the specific provisions contained in the complete text of the Plan.
General Description of the Plan
          Encore currently sponsors several equity-based plans, including the 1996 Incentive Stock Plan, which is due to expire in November of 2006. The Plan is intended to replace the 1996 Incentive Stock Plan.
          Under the Plan, employees of Encore and its subsidiaries are eligible to participate in the Plan and receive rewards in the form of stock options, stock appreciation rights, restricted stock and other equity based compensation. The Compensation Committee of the Board (the “Committee”) can grant options (the right to purchase shares of our common stock at a fixed price for up to a fixed length of time). These options can be either incentive stock options or non-qualified stock options. A total of 7,000,000 shares of our common stock have been authorized for issuance under the Plan, subject to stockholder approval. Of these 7,000,000 shares, no grants have yet been made. As of March 15, 2006, the closing sale price of our common stock was $5.25. As of March 15, 2006, there were approximately 1,900 employees eligible for participation under the Plan.
          The Plan also provides the Committee with other options to help reward and retain our employees, including stock appreciation rights (“SAR”), restricted stock awards, unrestricted stock, deferred stock awards, and performance unit awards. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR as determined by the Committee. A restricted stock award is an award of shares of common stock granted for no or nominal consideration, with title passing to the recipient on the date of grant but with restrictions on the ability of the recipient to dispose of the shares as determined by the Committee and the right of Encore to repurchase the shares. An unrestricted stock award is an award of shares of stock without restrictions. A deferred stock award is an award entitling the recipient to acquire shares of stock without payment in the future based on certain parameters set by the Committee, including performance goals, for example. A performance unit award is an award entitling the recipient to acquire cash or shares of stock, or a combination of the two, upon the attainment of specific performance goals. The terms of all of these awards are more specifically described in the full text of the Plan.
Administration
          The Plan is administered by the Committee which is appointed by the Board. The Committee’s authority includes granting options to purchase shares, determining the exercise price of the options granted, and exercising broad discretion to set or amend other terms (such as vesting). The Committee has discretion in determining the terms, restrictions and conditions of each award granted under the plan, provided that no options may be granted after March 2, 2016 and no option may be exercisable after ten years from the date of grant.

Amendment and Termination
          The Plan may be amended or terminated by the Board, at any time. However, an amendment that would impair the rights of a recipient of any outstanding award will not be valid with respect to such award without the recipient’s consent. In addition, Encore’s stockholders must approve any amendment to the extent required for compliance with Rule 16b-3 of the Exchange Act, Section 423 of the Internal Revenue Code, or any other applicable law, rule or regulation.
Benefits to Executive Officers, Directors and Employees of Encore Under the Plan
          As the persons eligible for awards under the Plan are Encore’s employees, it is possible that benefits may accrue to executive officers, directors who are employees or employees of Encore.
Federal Income Tax Consequences of the Plan
          The following is a brief summary of certain federal income tax consequences arising with respect to awards made under the Plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and does not purport to be a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Internal Revenue Code or regulations thereunder or interpretations thereof. The Plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code.
          With respect to options that may be granted under the Plan, employees are eligible to receive both nonqualified stock options (“NQSO”) and incentive stock option (“ISO”).
          Nonqualified Stock Options. An optionee will not be taxed when he receives an NQSO. When he exercises an NQSO, he will generally owe taxes on ordinary income on the difference between the fair market value of the shares he receives on the day he exercises the NQSO and the exercise price the optionee paid as provided for in the option agreement, with this “spread” treated like additional salary for an employee. Encore will receive an income tax deduction for any amounts of “ordinary income” attributed to the optionee at the time of exercise. He may then owe taxes again if and when he sells the shares. That tax would be on the difference between the price he received for the share and his “basis,” which is the sum of the price he originally paid plus the spread on which he originally paid income taxes. Depending upon how long he held the shares before selling, he may be eligible for favorable tax rates for certain kinds of capital gains.
          Incentive Stock Options. An optionee will not be taxed when he receives an ISO and will not be taxed when he exercises the ISO, unless he is subject to the alternative minimum tax (“AMT”). If he holds the shares purchased upon exercise of the ISO (“ISO Shares”) for more than one year after the date he exercises the option and for more than two years after the option grant date, he generally will realize long-term capital gain or loss (rather than ordinary income or loss) when he sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.
          If the optionee sells the ISO Shares in a “disqualifying disposition” (that is, within one year from the date he exercises the ISO or within two years from the date of the ISO grant), he generally will recognize ordinary compensation income equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the price he paid or (2) the amount he realized on the sale. For a gift or another disqualifying disposition where a loss, if sustained, would not usually be recognized, the optionee will recognize ordinary income equal to the difference in the fair market value of the shares on the date of exercise and the price the optionee paid as provided in the option agreement. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending, under current law, on whether he held the shares for at least 12 months. Encore can generally take a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income the optionee recognizes.
          Stock Awards. Absent the filing of an election under section 83(b) of the Code with the Internal Revenue Service, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a stock award. Upon the vesting of a stock award or the lapsing of any forfeiture restrictions, which may include the satisfaction of pre-established performance goals, the participant will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the stock award and the fair market value of the common stock on the vesting date. Income recognized upon the vesting of a stock award, by a participant who is an employee, will be considered compensation subject to withholding at the time such ordinary income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Stock awards provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The participant’s adjusted basis in the common stock is equal to any income recognized by the participant. If a participant thereafter sells the common stock, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes. If a participant forfeits an award prior to its vesting, the participant will not recognize gain or loss as a result of such forfeiture.
          Upon the grant of a stock award, the participant may file an election under section 83(b) of the Code to accelerate the recognition of ordinary income to the grant date of the award. Such ordinary income recognized is equal to the difference between the amount, if any, paid for the stock award and the fair market value of the common stock on the grant date and is considered compensation subject to withholding for employees. If a participant subsequently forfeits the stock or the stock depreciates in value after a section 83(b) election is filed, the participant will not be eligible for capital loss treatment with respect to the stock. The Company is entitled to a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The filing of an election under section 83(b) of the Code will begin the participant’s capital gains holding period and the participant’s adjusted basis in the common stock is equal to any income recognized by the participant.
          Stock Appreciation Rights. Generally, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a stand-alone or tandem SAR. Upon exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the price from which stock appreciation is measured. Income recognized, by a participant who is an employee, upon the exercise of an SAR will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. SARs provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of common stock transferred to a participant pursuant to the exercise of an SAR is the price paid for the common stock plus an amount equal to any income recognized by the participant as a result of the exercise of the SAR. If a participant thereafter sells common stock acquired upon exercise of an SAR, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes.
          Payment of the Exercise Price With Stock. If a participant surrenders common stock which the participant already owns as payment for the exercise price of a stock option, the participant will not recognize gain or loss as a result of such surrender. The number of shares received upon exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for such shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount of income the participant recognizes upon receipt of such shares. The participant’s holding period for such shares will commence on the day after such exercise.
          Alternative Minimum Tax. The difference between the exercise price and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is a certain percentage of an individual taxpayer’s alternative minimum taxable income that is lower than the regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced, when the optionee sells, by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.
          Potential Limitation on Corporation Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation it pays to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. The tax rules disregard certain kinds of compensation, including qualified “performance-based compensation,” for purposes of the deduction limitation. Compensation attributable to share options will qualify as performance-based compensation, provided that: (1) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period and a description of the employees or classes of employees of Encore eligible for such awards; (2) the stockholders approve that per-employee limitation; (3) the option is granted by a compensation committee with voting members comprised solely of “outside directors”; and (4) either the exercise price of the option is at least equal to the fair market value of the shares on the date of grant, or the option is granted (or exercisable) only upon the achievement (as certified by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain. Encore intends and expects option grants under the Plan to be exempt from Section 162(m) as performance-based.
          This is a summary of the general principles of current federal income tax law applicable to the granting of options and subsequent purchase of shares under the Plan. While Encore believes that the description accurately summarizes existing provisions of the Internal Revenue Code of 1986, as amended, and its legislative history and regulations, and the applicable administrative and judicial interpretations, these statements are only summaries, and the rules in question are quite detailed and complicated. Moreover, legislative, administrative, regulatory or judicial changes or interpretations may occur that would modify such statements. Individual financial situations may vary, and state and local tax consequences may be significant. Therefore, no one should act based on this description without consulting his own tax advisors concerning the tax consequences of purchasing shares under the plan and the disposing of those shares. In addition, different rules may apply if the optionee is subject to foreign tax laws or pays the exercise price using shares he already owns.
APPROVAL OF THE PROPOSAL TO APPROVE THE ENCORE MEDICAL CORPORATION 2006 STOCK INCENTIVE PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF SHARES OF ENCORE’S COMMON STOCK WITH A MAJORITY OF THE VOTING POWER REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ENCORE MEDICAL CORPORATION 2006 INCENTIVE STOCK PLAN.
OTHER MATTERS
          As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
          Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by us. The cost of soliciting proxies in the enclosed form will be borne by us. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.
          Proposals of Stockholders. If you wish to submit a proposal for possible inclusion in the our 2006 proxy material, we must receive your notice, in accordance with the rules and procedures of the Securities and Exchange Commission, including SEC Rule 14a-8, on or before December 2, 2006. Proposals should be sent to Corporate Secretary, Encore Medical Corporation, 9800 Metric Blvd., Austin, Texas 78758.
INCORPORATION OF DOCUMENTS BY REFERENCE
          The following information is incorporated by reference from our annual Report on Form 10-K for the fiscal year ended December 31, 2005, a copy of which accompanies this proxy statement:
          (a) Financial Statements
(i)	Independent Registered Public Accounting Firm Reports.

(ii)	Consolidated Balance Sheets as of December 31, 2005 and 2004.

(iii)	Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003.

(iv)	Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income for the years ended December 31, 2005, 2004 and 2003.

(v)	Consolidated Statements of Cash Flow for the years ended December 31, 2005, 2004 and 2003.

(vi)	Notes to Consolidated Financial Statements.
          (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations.
          Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this document to the extent that a statement contained herein which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this document.

By order of the Board of Directors,

Harry L. Zimmerman
Corporate Secretary
April 3, 2006

APPENDIX A
ENCORE MEDICAL CORPORATION
2006 INCENTIVE STOCK PLAN
     1. Purpose. The purpose of the Encore Medical Corporation 2006 Incentive Stock Plan is to promote the interests of Encore Medical Corporation and its shareholders by enabling selected key employees of the Company and its Affiliates to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company’s Stock and to provide for additional compensation based on appreciation in the Company’s Stock. The Plan provides a means to attract and retain key employees of merit and is intended to stimulate the efforts of such employees by providing an opportunity for capital appreciation and recognizing outstanding service to the Company, thus contributing to the long-term growth and profitability of the Company.
     2. Defined Terms. The following defined terms have the meanings set forth below:
          (a) “Act” means the Securities Exchange Act of 1934, as amended from time to time.
          (b) “Affiliate” means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any “parent corporation” of the Company, as defined in Section 424(e) of the Code, or (B) any “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted.
          (c) “Award” or “Awards,” except where referring to a particular category of grant under the Plan, includes Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.
          (d) “Board” means the Board of Directors of the Company.
          (e) “Code” means the Internal Revenue Code of 1986, as amended, and any successor code and related rules, regulations and interpretations.
          (f) “Committee” means the Compensation Committee of the Board (or any successor committee as described in Section 5 below); such Committee shall consist of at least two (2) members of the Board, each of whom shall be a Non-Employee Director. To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, the Committee shall be composed of two (2) or more members, each of whom is an “outside director” within the meaning of Section 162(m) of the Code.
          (g) “Company” means Encore Medical Corporation.
          (h) “Deferred Stock Award” shall have the meaning set forth in Section 11(a), and Stock issued pursuant to such an Award shall be deemed “Deferred Stock.”
          (i) “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
          (j) “Fair Market Value” shall mean with respect to the Shares, as of any date, (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the composite tape, as
Appendix A

published in The Wall Street Journal or such other source as the Committee deems reliable, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Stock as quoted on such composite tape on the next preceding date on which there was trading in such Shares; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Stock as quoted on the National Market System of the NASD; (iii) if the Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD, the mean between the bid and asked price for the Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD and if bid and asked prices for the Stock are not so furnished by the NASD or a similar organization, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.
          (k) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
          (l) “Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 under the Act.
          (m) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
          (n) “Other Stock-Based Award” shall have the meaning set forth in Section 13(a).
          (o) “Performance Unit Award” shall have the meaning set forth in Section 12(a).
          (p) “Plan” means the Encore Medical Corporation 2006 Incentive Stock Plan, as amended from time to time.
          (q) “Restricted Stock Award” shall have the meaning set forth in Section 9(a).
          (r) “Retirement” means a severance from the active employment of the Company or its Affiliates by reason of retirement pursuant to the provisions of any profit sharing, pension or other retirement plan of the Company or its Affiliates, or any contract between the Company or any of its Affiliates and the participant.
          (s) “Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Act, as amended from time to time.
          (t) “Stock” means the common stock, $.001 par value, of the Company.
          (u) “Stock Appreciation Right” shall have the meaning set forth in Section 8(a).
          (v) “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 7.
          (w) “Unrestricted Stock Award” shall have the meaning set forth in Section 10.
     3. Stock Subject to the Plan.
          (a) Shares Issuable. The maximum number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be seven million (7,000,000) shares. Such shares of Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares. If (i) an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or (ii) Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

          (b) Changes in Capitalization. In the event of a stock dividend, spin-off, stock split, any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares effected without receipt of consideration by the Company or any other change in corporate structure or other distribution of stock or property (except ordinary cash dividends) affecting the Stock, the Committee shall make appropriate adjustments in (i) the number of and kind of shares of stock or securities underlying Awards that may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards and (iii) the option or purchase price in respect of such shares. In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event the Stock is changed into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan. Except (i) as expressly provided in the preceding sentences or (ii) for any distribution or adjustment made with respect to outstanding shares of Restricted Stock in connection with a distribution or adjustment made with respect to all other outstanding shares of Stock, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Award. The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.
          (c) Substitute Awards. The Company may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Affiliate, as the result of a merger or consolidation of the employing corporation with the Company or a Affiliate or the acquisition by the Company or a Affiliate of property or stock of the employing corporation. The Committee will establish policies to ensure that the substitution of Awards under the Plan for stock and stock-based awards held by employees of another corporation who become employees of the Company or an Affiliate, as the result of a merger or consolidation of the employing corporation with the Company are on such terms and conditions as the Committee considers appropriate in the circumstances and which, to the extent necessary, comply with applicable laws governing such substitutions, including, but not limited to, Section 424 and 409A of the Code and the Treasury regulations promulgated thereunder.
     4. Eligibility. Participants in the Plan will be such officers and other key employees of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates and who are selected from time to time by the Committee, in its sole discretion. In the case of Awards payable in Stock, no participant shall be granted during any fiscal year the right to acquire pursuant to Awards granted under the Plan more than 1,000,000 shares of Stock. In the case of Awards payable in cash, no participant shall be granted Awards entitling the participant to receive more than $10,000,000 in compensation during the life of the Plan or during the period within which Awards may be payable under the Plan.
     5. Administration of the Plan. The Plan shall be administered by the Board, the Committee or such other committee of the Board, composed of not less than two (2) Directors who are both Non-Employee Directors and, to the extent necessary to comply with Section 162(m) of the Code, outside directors, as defined therein, who shall be appointed by the Board and who shall serve at the pleasure of the Board. (All references to the Committee hereinafter shall also be deemed to refer to the Board.) The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
   (i) to select the officers and other key employees of the Company and its Affiliates to whom Awards may from time to time be granted;
   (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Units Awards, and any Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more participants;
   (iii) to determine the number of shares to be covered by any Award; and
   (iv) to establish the terms and conditions of any Award, including, but not limited to:

     (A) the share price;
     (B) any restriction or limitation on the grant, vesting or exercise of any Award including, but not limited to, the attainment (and certification of the attainment) of one or more performance goals based on one or more (or any combination) of the following business criteria that may apply to the individual participant, a Company business unit, or the Company as a whole: revenues, net income (before or after tax), earnings, earnings per share, shareholders’ equity, return on equity, assets, return on assets, capital, return on capital, book value, economic value added, operating margins, profit margins, cash flow, shareholder return, expenses, sales or market share, expense management, return on investment, improvements in capital structure, net revenue per employee, profitability of an identifiable business unit or product, or stock price, or shall be based on any one or more (or any combination) of the foregoing business criteria before the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges or extraordinary items, to the extent the Committee specifies, when granting the Award, that the effect of any such extraordinary items shall be disregarded; and
     (C) any waiver of vesting, acceleration or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine.
Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions by the Committee made pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.
     6. Limitations on Term and Date of Awards.
          (a) Duration of Awards. Subject to Section 19(c) below, no restrictions or limitations on any Award shall extend beyond ten (10) years from the grant date.
          (b) Term. No Award shall be granted more than ten (10) years after the effective date of the Plan as specified in Section 20 below, but then outstanding Awards may extend beyond such date.
     7. Stock Options. Stock Options may be granted alone or in addition to other Awards and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Each Stock Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option at the date of grant. To the extent that any Stock Option denominated as an Incentive Stock Option does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code, it shall constitute a separate Non-Qualified Stock Option. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be evidenced by option agreements, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the option agreement but shall be not less than 100% of the Fair Market Value on the date of grant. If an officer or key employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate, and an Incentive Stock Option is granted to such officer or key employee, the option price shall be no less than 110% of the Fair Market Value on the date of grant. The grant of a Stock Option shall occur on the date the Committee by resolution designates an officer or employee to receive a grant of a Stock Option, determines the number of shares of Stock covered by the Stock Option and specifies the terms and provisions of the option agreement.
          (b) Option Term. Unless an option agreement provides for a shorter exercise period, any Stock Option shall be exercisable not later than ten (10) years after the Stock Option is granted; provided, however, that if an

Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate, the term of such Incentive Stock Option shall be no more than five (5) years from the date of grant.
          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions, and in such amounts, as the Committee shall specify in the option agreement. Notwithstanding the foregoing, subsequent to the grant of a Stock Option, the Committee, at any time before the complete expiration of such Stock Option, may accelerate the time or times at which such Stock Option may be exercised in whole or in part. Except as provided in subsections (f), (g), (h) and (i) below, a Stock Option may not be exercised by the holder unless the holder is then, and continually after the grant of the Stock Option has been, an employee of the Company or one of its Affiliates.
          (d) Method of Exercise. Stock Options may be exercised at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Except as provided in subsection (k) below, such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Committee, or by delivery of shares of Stock as provided in this subsection. As determined by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, at or after) the time of grant, payment in full or part may also be made in the form of shares of Stock not then subject to restrictions (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code). Shares of Stock so surrendered shall be valued at Fair Market Value on the exercise date. Except as provided in subsection (k) below, no shares of Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to a Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 19(c) below.
     (e) Transferability of Options. Options considered to be Incentive Stock Options under the Plan shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution and shall be exercisable, during his or her lifetime, only by him or her or by the guardian or legal representative of the optionee. Options which are deemed to be Non-Qualified Stock Options under the Plan and other Awards under the Plan as the Committee may determine shall only be transferable by the optionee either (i) by will or under the laws of descent and distribution, or (ii) to optionee’s (a) spouse, children or grandchildren (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (w) there shall be no consideration for any such transfer, (x) the award agreement pursuant to which such Non-Qualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with the Plan, (y) no such transfer will be approved by the Committee if common stock issuable under such transferred stock option would not be eligible to be registered on Form S-8 promulgated under the Securities Act of 1933 (“Securities Act”), and (z) subsequent transfers of transferred nonqualified stock options shall be prohibited except those by will or by the laws of dissent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.
     Notwithstanding the foregoing, Options and such other Awards as the Committee may determine may be transferred pursuant to a valid qualified domestic relations order as defined in section 414(p) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended pursuant to which a court has determined that a spouse or former spouse of a participant has an interest in the participant’s Award under the Plan. Any Incentive Stock Option transferred pursuant to this Section 6(e) shall cease to be an Incentive Stock Option on the date of such transfer and shall be treated for all purposes as a Non-Qualified Stock Option in the hands of the transferee. Following any such transfer each Award transferred shall continue to be subject to the same terms and conditions of the Plan and the Award agreement applicable to the Award immediately prior to transfer, provided that for all purposes under the Plan the term “participant” shall be deemed to include the transferee. The effect a termination of Service shall have on the exercisability of an Award with respect to the original participant shall continue to apply to a transferee after a transfer pursuant to this Section 6(e), so that the Award transferred shall be exercisable by the transferee only to the extent and for the periods specified in the Plan, unless different periods are otherwise provided in a participant’s original Award agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Stock issuable or issued under an Award that has been transferred pursuant to this Section 6(e).

          (f) Termination by Death. If an optionee’s employment with the Company or any Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent exercisable at the time of death (or on such accelerated basis as the Committee shall at any time determine), by the legal representative or legatee of the optionee, for a period of one (1) year (or such other period as the Committee shall specify at the time of grant) from the date of death or until the expiration of the stated term of the Stock Option, whichever period is the shorter.
          (g) Termination by Disability. If an optionee’s employment with the Company or any Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination (or on such accelerated basis as the Committee may at any time determine) for a period of one year (or such other period as the Committee shall specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Stock Option, whichever period is the shorter.
          (h) Termination by Retirement. If an optionee’s employment with the Company or any Affiliate terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of Retirement (or on such accelerated basis as the Committee may at any time determine) for a period of (i) in the case of Incentive Stock Options, three (3) months, and (ii) in the case of Non-Qualified Stock Options, one (1) year (or such other period as the Committee shall specify at the time of grant of the Stock Option) from the date of Retirement or until the expiration of the stated term of the Stock Option, whichever period is the shorter. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one (1) year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.
          (i) Termination for Cause. Unless otherwise determined by the Committee, if an optionee’s employment with the Company or any Affiliate is terminated for Cause, all Stock Options granted under the Plan, vested or otherwise, shall be canceled and forfeited and the optionee shall has no rights under the Plan with respect to those grants. For purposes of this Section 6(i) “Cause” means (i) “Cause” as that term may be defined in any written employment agreement between an optionee and the Company or any Affiliate which may at any time be in effect, or (ii) in the absence of such a definition in a then-effective written employment agreement (in the determination of the Committee) (A) any act or omission of the optionee that (1) results in the assessment of a civil or criminal penalty against the Company or any Affiliate, (2) is otherwise in violation of any federal, state, local or foreign law or regulation (other than traffic violations and other similar misdemeanors), (3) adversely affects or could reasonably be expected to adversely affect the Company’s or any Affiliate’s business reputation, or (4) otherwise constitutes willful misconduct, gross negligence, or any act of dishonesty or disloyalty, (B) the violation by optionee of lawful policies established by the Company or any Affiliate, or (C) optonee’s breach of a fiduciary duty or gross and willful inattention to duty other than due to a cause reasonably beyond the control of optionee.
          (j) Other Termination. Unless otherwise determined by the Committee, if an optionee’s employment with the Company or any Affiliate terminates for any reason other than death, Disability or Retirement, the Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of thirty (30) days (or such other period as the Committee shall specify at the time of grant of the Stock Option) from the date of such termination or until the expiration of the stated term of the Stock Option, whichever period is the shorter.
          (k) Extension of Post-Termination Exercise Period. At any time after the date of grant, the Committee may elect to extend the period of time during which an optionee may exercise the Option after the optionee terminates employment with the Company or any Affiliate for any reason other than for Cause; however, such additional post-termination exercise period shall be limited to the earlier of (i) later of (A) the 15th day of the 3rd month following the date the option would otherwise expire, or (B) December 31 of the calendar year in which the right would otherwise have expired, based on the terms of the Stock Option as of the original grant date, had the stock option not been extended exercise period, or (ii) the expiration of the stated term of the Stock Option.
          (l) Form of Settlement. The Committee may provide in the option agreement that upon receipt of written notice of exercise, the Committee may elect to settle all or a part of the portion of any Stock Option so exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the exercise price (the “Spread Value”) (determined on the date the Stock Option is exercised).

          (m) Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the provisions of Section 422 of the Code or Rule 16b-3, any optionee desiring to obtain credit from a broker, dealer or other “creditor” as defined in Regulation T issued by the Board of Governors of the Federal Reserve System (provided that such broker, dealer or creditor has been approved by the Committee) to assist in exercising a Stock Option may deliver to such creditor an exercise notice properly executed by such optionee with respect to such Stock Option, together with instructions to the Company to deliver the resulting Stock to the creditor for deposit into a designated account. Upon receipt of such exercise notice and related instructions in a form acceptable to the Company, the Company shall confirm to the creditor that it will deliver to the creditor the Stock covered by such exercise notice and instructions promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of Section 422 of the Code or Rule 16b-3, upon request the Company may in its discretion, but shall not be obligated to, deliver to the creditor shares of Stock resulting from an assisted exercise prior to receipt of the option price for such shares if the creditor has delivered to the Company, in addition to the other documents contemplated hereby, the creditor’s agreement to pay the Company such exercise price in cash within five (5) days after delivery of such shares. The credit assistance contemplated hereby may include a margin loan by the creditor secured by the Stock purchased upon exercise of a Stock Option or an immediate sale of some or all of such Stock by the creditor to obtain or recover the option price that the creditor has committed to pay to the Company. Notwithstanding the forgoing, the payment option described in this Section 7(k) shall not be available to any recipient of an Option who is a Director or executive officer of the Company or any Affiliate if such payment option would be treated as a personal loan prohibited under Section 13(k) of the Act.
          (n) Special Provisions Relating to Incentive Stock Options. At the time any Incentive Stock Option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to such Incentive Stock Option to clearly identify them as representing shares purchased upon exercise of an Incentive Stock Option that may be subject to income tax withholding requirements as set forth in Section 15 below. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the affected optionee, to disqualify any Incentive Stock Option under Section 422 of the Code.
     8. Stock Appreciation Rights.
          (a) General. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or forms of payment permitted under subsection (d) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.
          (b) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of grant of such option. A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.
          (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, including the following:
               (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Option shall be exercisable. Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.
               (ii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative or guardian.
               (iii) Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.
          (d) Form of Settlement. Subject to Section 19(c) below, shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under the Plan, except as otherwise provided in this subsection (d). The Committee may provide at time of grant of a Stock Appreciation Right that such shares shall be in the form of Restricted Stock or rights to acquire Deferred Stock or may reserve the right to provide so at any time after the date of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right without regard to any restrictions or deferral limitations.
          (e) Rules Relating to Exercise. Where a Stock Appreciation Right relates to an Incentive Stock Option, the Committee may prescribe, by rule of general application, such other measure of value as it may determine but not in excess of an amount consistent with the qualification of such Stock Option as an “incentive stock option” under Section 422 of the Code.
     9. Restricted Stock.
          (a) General. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock, subject to such conditions, including the right of the Company during a specified period or periods to repurchase such shares at their original price or to require forfeiture of such shares (if no cash consideration was paid) upon the participant’s termination of employment, as the Committee may determine at the time of grant. Shares of Restricted Stock may be granted or sold in respect of past services or other valid consideration.
          (b) Award Agreement and Certificates. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter period as the Committee may specify) following the Award date by executing and delivering to the Company a Restricted Stock Award agreement in such form as the Committee shall determine and by making payment to the Company by certified or bank check or other instrument acceptable to the Committee for any cash consideration required to be paid in connection with such Restricted Stock Award. Each participant receiving a Restricted Stock Award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant and deposited with the Company or its designee, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:
“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Encore Medical Corporation 2006 Incentive Stock Plan and an agreement entered into between the registered owner and Encore Medical Corporation. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the Agreement, copies of which are on file in the office of the Secretary of Encore Medical Corporation, located in its corporate headquarters in Austin, Texas.
The Committee may require that, as a condition of any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.
          (c) Rights as a Shareholder. Upon complying with subsection (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to nontransferability restrictions, Company repurchase or forfeiture rights and any other condition described in this Section 9 or contained in the Restricted Stock Award agreement. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.
          (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein and in the Restricted Stock Award agreement. The Committee shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or such other factors or criteria as the Committee shall determine) on which the non-transferability of the Restricted Stock and the obligation to forfeit or resell such shares to the Company shall lapse. The Committee may provide for the lapse of such restrictions in installments and at any time may accelerate such date or dates and otherwise waive or, subject to Section 18 below, amend any terms and conditions of the Award. Except as otherwise may be provided in the Award agreement or determined by the Committee at any time after the date of grant, in the event of termination of employment of a participant with the Company and its Affiliates for any reason (including death), the participant or the participant’s legal representative shall resell to the Company, at the cash consideration paid therefor, all Restricted Stock, and the Company shall purchase such shares at that price, or if no cash consideration was paid, all shares of Restricted Stock awarded to the participant shall automatically be forfeited to the Company. Any shares of Stock or other securities of the Company or any other entity that are issued as a distribution on, or in exchange for, Restricted Stock or into which Restricted Stock is converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of the Company shall be subject to the restrictions set forth in the Restricted Stock Award agreement, which shall inure to the benefit of any surviving or successor corporation that is the issuer of such securities. Upon the lapse of the restrictions applicable to a participant’s Restricted Stock, certificates for shares of Stock free of any restrictive legend shall be delivered to the participant or his legal representative or guardian.
          (e) Section 83(b) Election. Any Restricted Stock Award agreement may provide that the participant may not elect to be taxed with respect to such Award in accordance with Section 83(b) of the Code.
     10. Unrestricted Stock. The Committee may, in its sole discretion, grant or sell to any participant shares of Stock free of restrictions under the Plan (“Unrestricted Stock”). Shares of Unrestricted Stock may be granted or sold in respect of past services or other valid consideration. Any purchase of Unrestricted Stock by a recipient must take place within sixty (60) days after the time of grant of the right to purchase such shares.
     11. Deferred Stock Awards.
          (a) General. A Deferred Stock Award is an Award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may also condition such acquisition on the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. In establishing such specified performance goals the Committee with comply with the requirements of section 162(m) of the Code to the extent necessary.
          (b) Award Agreement. A participant who is granted a Deferred Stock Award shall have no rights with respect to such Award unless within sixty (60) days of the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award agreement.
          (c) Restriction on Transfer. Deferred Stock Awards and rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative or guardian.
          (d) Rights as a Shareholder. A participant receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate for shares of Stock only upon satisfaction of all conditions specified in the Deferred Stock Award agreement.
          (e) Elective Deferral. A participant may elect to further defer receipt of the Stock payable under a Deferred Stock Award (or an installment of the Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and under such terms as determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the deferral period for the Award (or for such installment of the Award).
          (f) Termination. Except as may otherwise be provided in the Deferred Stock Award agreement, a participant’s rights in all Deferred Stock Awards shall automatically terminate thirty (30) days after the participant’s termination of employment with the Company or any of its Affiliates for any reason excluding death, in which case the participant’s rights shall automatically terminate one (1) year after such termination. Unless otherwise provided in the terms of an Award, at any time prior to the participant’s termination of employment, the Committee may in its discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

          (g) Payments in Respect of Deferred Stock. Without limiting the right of the Committee to specify different terms, the Deferred Stock Award agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends that would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.
     12. Performance Unit Awards.
          (a) General. A Performance Unit Award is an Award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and shares of Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured and all other limitations and conditions applicable to a Performance Unit Award. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Committee may deem appropriate, including those factors described in Section 5(iv)(B) above. Performance periods may overlap and participants may participate simultaneously with respect to Performance Unit Awards that are subject to different performance periods and different performance goals. The Committee may adjust the performance goals and periods applicable to a Performance Unit Award to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Notwithstanding the discretion the Committee shall have under this Section 12(a) with respect to establishing performance goals, in establishing such performance goals and administering the Plan in connection with same, the Committee will comply with the requirements of section 162(m) of the Code to the extent necessary. Performance Units may be awarded independent of or in connection with the grant of any other Award under the Plan.
          (b) Award Agreement. A participant shall have no rights with respect to a Performance Unit Award unless within sixty (60) days of the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award agreement.
          (c) Restrictions on Transfer. Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant’s lifetime only by the participant or the participant’s legal representative or guardian.
          (d) Rights as a Shareholder. A participant receiving a Performance Unit Award will have rights of a shareholder only as to shares of Stock actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions specified in the Performance Unit Award agreement.
          (e) Termination. Unless otherwise provided in the terms of an Award, except as may otherwise be provided by the Committee at any time prior to the termination of employment, a participant’s rights and all Performance Unit Awards shall automatically terminate thirty (30) days after the participant’s termination of employment by the Company and its Affiliates for any reason excluding death, in which case the participant’s rights shall automatically terminate one (1) year after such termination.
          (f) Acceleration; Waiver. At any time prior to the participant’s termination of employment with the Company and its Affiliates, by death or disability or retirement, the Committee may in its sole discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award except to the extent such acceleration, waiver, or, amendment would violate section 162(m) of the Code.
          (g) Exercise. The Committee in its sole discretion shall establish procedures to be followed in exercising any Performance Unit Award, which procedures shall be set forth in the Performance Unit Award agreement. The Committee may at any time provide that payment under a Performance Unit Award shall be made, upon satisfaction of the applicable performance goals, without any exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares of Stock subject to the related Award on such basis as is specified in the Performance Unit Award agreement.
     13. Other Stock-Based Awards.
          (a) General. The Committee may grant other Awards under which Stock is or may in the future be acquired (“Other Stock-Based Awards”). Such Awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. Subject to the purchase price limitations in subsection (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by the Company’s right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.
          (b) Purchase Price; Form of Payment. The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. The Committee may permit payment by certified check, bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).
          (c) Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of Restrictions. The Committee may determine the conditions under which an Other Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. The Committee may in its sole discretion, at any time prior to a participant’s termination of employment with the Company and its Subsidiaries, by death or disability or retirement, accelerate, waive, or, subject to Section 18 below, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.
          (d) Award Agreements. Unless otherwise provided in the terms of an Award, a participant shall have no rights with respect to any Other Stock-Based Award unless within sixty (60) days after the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-Based Award agreement.
          (e) Restrictions on Transfer. Other Stock-Based Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Other Stock-Based Award agreement. However, in no event shall any Other Stock-Based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant’s lifetime by other than the participant or the participant’s legal representative or guardian.
          (f) Rights as a Shareholder. A recipient of any Other Stock-Based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-Based Award agreement.
          (g) Deemed Dividend Payments; Deferrals. Without limiting the right of the Committee to specify different terms, an Other Stock-Based Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.
     14. Supplemental Grants.
          (a) Loans. The Company may in its sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be either in connection with exercise of a Stock Option, a Stock Appreciation Right or an Other Stock-Based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal, state and local income taxes in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Stock issued, have a term (including extensions) exceeding ten (10) years in duration or be in amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in subsection (b) below.

Notwithstanding the forgoing, a loan described in this Section 14(a) shall not be available to any recipient of an Option who is a Director or executive officer of the Company or any Affiliate if such loan would be treated as a personal loan prohibited under Section 13(k) of the Act.
          (b) Cash Payments. The Committee may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount that would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of (i) the receipt of an Award or the exercise of rights thereunder and (ii) the receipt of such cash payment. The Committee shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of any such payment.
     15. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If a participant surrenders shares of Stock acquired pursuant to the exercise of an Incentive Stock Option in payment of the option price of a Stock Option or the purchase price under another Award, and such surrender constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect, with respect to any Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Deferred Stock Award, Performance Unit Award or Other Stock-Based Award that is paid in whole or in part in Stock, to surrender or authorize the Company to withhold shares of Stock (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements. The Committee shall have the discretion to provide (by general rule or a provision in the specific Award agreement) that, at the election of the recipient, “federal, state and local withholding tax requirements” shall be deemed to be any amount designated by the recipient that does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.
     16. Merger; Liquidation. If the Company shall be the surviving corporation in any merger, recapitalization or similar reorganization, the holder of each outstanding Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Stock Option, the number and class of shares of Stock or other securities to which a holder of the number of shares of Stock subject to the Stock Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of any related Stock Appreciation Right. In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event of dissolution or liquidation of the Company or a merger in which the Company is not the surviving corporation, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number or purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend, or terminate such Awards upon such terms and conditions as it shall provide, which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration that the Committee deems equitable in the circumstances.
     17. Unfunded Status of Plan. With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
     18. Amendments and Termination. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuance shall be made that would impair the rights of an optionee under a Stock Option or a recipient of another Award theretofore granted without the optionee’s or recipient’s consent; provided, however, that any alteration or amendment that would require shareholder approval in order for the Plan to continue to meet any applicable legal or regulatory requirements shall be effective only if it is approved by the shareholders of the Company in the manner required thereby. Unless otherwise provided in the terms of an Award, the Committee may at any time decrease or cancel any outstanding Award (or provide substitute Awards at the same or a reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements that would apply to the substitute or amended Award if it were then initially granted under the Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the recipient’s consent.
     19. General Provisions.
          (a) Transfers. For purposes of the Plan, the transfer to the employment by the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, shall not be deemed a termination of employment.
          (b) Leaves of Absence. The Committee may in its discretion determine whether a leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Awards previously granted to a holder who takes a leave of absence.
          (c) Restrictions on Delivery and Sale of Shares. Each Award granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the Stock covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of Stock thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933, as amended, or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of any delivery of Stock pursuant to an Award, that the recipient of Stock represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933, as amended, and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.
          (d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Affiliate, or affect the right of the Company or any Affiliate to terminate the employment of any of its employees at any time.
          (e) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas.
          (f) Code Section 83(b) Elections. The Company and its Affiliates have no responsibility for a participant’s election, attempt to elect or failure to elect to include the value of an Award subject to Section 83 in the participant’s gross income for the year of grant pursuant to Section 83(b) of the Code. Any participant who makes an election pursuant to Section 83(b) of the Code will promptly provide the Committee with a copy of the election form.
          (g) Code Section 162(m). It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention.
          (h) Code Section 409A. It is the intent of the Company that no Award under the Plan be subject to Section 409A of the Code. The Committee shall design and administer the Awards under the Plan so that they are not subject to Section 409A of the Code.
          (i) Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Stock under any Award if the issuance thereof would constitute a violation by the participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Stock are quoted or traded (including without limitation Section 16 of the Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of an Award hereunder, and the obligation of the Company to sell and deliver shares of Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.
     20. Effective Date. The Plan shall become effective on March 3, 2006, the date of its adoption by the Board, subject, however, to the approval of the Plan by the shareholders of the Company at their next Annual Meeting, or sooner if presented for approval by the shareholders prior to such Annual Meeting. Subject to approval by the shareholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board. Unless shareholder approval is obtained by October 31, 2006, this Plan and any Award granted hereunder shall become void thereafter.

ENCORE® MEDICAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 18, 2006
Renaissance New York Hotel – Times Square
New York, New York

ENCORE® MEDICAL CORPORATION
9800 Metric Boulevard
Austin, TX 78758	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 18, 2006.
The undersigned hereby appoints Kenneth W. Davidson and Harry L. Zimmerman, and each of them singly, with full power of substitution to act as the lawful agent and proxy for the undersigned and to vote all shares of common stock of Encore Medical Corporation that the undersigned is entitled to vote and holds of record on March 31, 2006 at the Annual Meeting of Stockholders of Encore Medical Corporation to be held at the Renaissance New York Hotel — Times Square, New York, New York, on May 18, 2006, at 10:00 a.m., local time, and at any adjournments thereof, on all matters coming before the Annual Meeting.
You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the recommendations of the board of directors. Messrs. Davidson and Zimmerman cannot vote your shares unless you sign and return this card. You may revoke this proxy at any time before it is voted by delivering to our secretary either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.
This proxy when properly executed will be voted in the manner you have directed. If you do not specify any directions, this proxy will be voted for Proposals One and Two and in accordance with Messrs. Davidson and Zimmerman’s discretion on such other matters that may properly come before the meeting to the extent permitted by law.
The undersigned acknowledges receipt from Encore Medical Corporation prior to the execution of this proxy of a Notice of the Annual Meeting of Stockholders and of a Proxy Statement relating to the meeting.
IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE YOUR CARD AND RETURN YOUR PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
See reverse for voting instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Encore Medical Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
ò Please detach here ò

The Board of Directors Recommends a Vote FOR all Proposals.

1. Election of directors:	01 Alastair J. Clemow	☐	Vote FOR	☐	Vote WITHHELD
	02 Joel S. Kanter		all nominees		from all nominees
(except as marked)

(Instructions:To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approval of the Encore Medical Corporation 2006 Incentive Stock Plan:	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS.

Address Change? Mark Box	☐	Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.